Registration Nos. 333-84639
                                                            811-9521

        SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, DC 20549

                 FORM N-1A

       REGISTRATION STATEMENT UNDER THE
         SECURITIES ACT OF 1933				X

         Pre-Effective Amendment No. ____		     ___
       Post-Effective Amendment No. 10			X
                   and/or

       REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940			X

             Amendment No. 12                         X

       (Check appropriate box or boxes)

              MANAGERS AMG FUNDS
-----------------------------------------------------------
   (Exact Name of Registrant as Specified in Charter)

     40 Richards Avenue, Norwalk, Connecticut 06854
-----------------------------------------------------------
        (Address of Principal Executive Offices)

                 Philip H. Newman, Esq.
               Elizabeth Shea Fries, Esq.
                  Goodwin Procter LLP
                    Exchange Place
                Boston, MA 02109-2881
-----------------------------------------------------------
          (Name and Address of Agent for Service)

As soon as practicable after the effective date of this Registration Statement
-----------------------------------------------------------
          (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

__	Immediately upon filing pursuant to		__  On (date) pursuant to
      paragraph (b)                                 paragraph (b)

__	60 days after filing pursuant to 		__  On (date) pursuant to paragraph
      paragraph (a)(1)                              (a)(1)

X	75 days after filing pursuant to		__  On (date) pursuant to paragraph
      (a)(2) of Rule 485				    (a)(2) of Rule 485

If appropriate, check the following box:

__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.
This prospectus is not is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

               SUBJECT TO COMPLETION
       PRELIMINARY PROSPECTUS DATED OCTOBER 5, 2001

                MANAGERS AMG FUNDS
               RORER LARGE-CAP FUND
                RORER MID-CAP FUND

              _____________________

                   PROSPECTUS

               DATED __________, 2001
---------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


               TABLE OF CONTENTS
                                                 PAGE
KEY INFORMATION                                   1
  Summary of the Goals, Principal Strategies
  and Principal Risk Factors of the Funds	        1
FEES AND EXPENSES OF THE FUNDS                    3
  Fees and Expenses                               3
  Example                                         3
RORER LARGE-CAP FUND                              4
  Objective                                       4
  Principal Investment Strategies                 4
  Should You Invest in this Fund?                 4
RORER MID-CAP FUND                                6
  Objective                                       6
  Principal Investment Strategies                 6
  Should You Invest in this Fund?                 6
MANAGERS AMG FUNDS                                8
  Large-Cap Fund                                  8
  Mid-Cap Fund                                    8
PAST PERFORMANCE OF RORER                         9
YOUR ACCOUNT                                     11
  Minimum Investments in the Funds               11
HOW TO PURCHASE SHARES                           12
DISTRIBUTION PLAN                                12
HOW TO SELL SHARES                               13
INVESTOR SERVICES                                13
OPERATING POLICIES                               14
ACCOUNT STATEMENTS                               14
DIVIDENDS AND DISTRIBUTIONS                      14
TAX INFORMATION                                  15
CONTACT INFORMATION                              16
ADDITIONAL INFORMATION                           17

                  KEY INFORMATION

     This Prospectus contains important information for anyone interested in investing in the RORER LARGE-CAP
FUND (the "Large-Cap Fund") and/or the RORER MID-CAP FUND
(the "Mid-Cap Fund" and, together with the Large-Cap
Fund, the "Funds"), each a series of MANAGERS AMG FUNDS.
Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL
RISK FACTORS OF THE FUNDS

     The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


FUND             GOAL            PRINCIPAL STRATEGIES   PRINCIPAL RISK FACTORS
----             -----           ---------------------  ----------------------

LARGE-CAP FUND   Long-term       Primarily invests in    Market Risk
                 capital         common stocks of U.S.   Management Risk
                 appreciation    large-capitalization    Sector Risk
                                 companies that Rorer    Value Stock Risk
                                 believes demonstrate    Capitalization Stock
                                 attractive relative     Risk
                                 valuations and the
                                 potential for positive
                                 earnings momentum

                                 Invests in companies
                                 that, at the time of
                                 purchase, have market
                                 capitalizations over $10
                                 billion

                                 Ordinarily invests in
                                 high-quality, out-of-
                                 favor companies that are
                                 selected from all sectors
                                 of the market based on a
                                 bottom-up analysis of
                                 each company's
                                 fundamentals




MID-CAP FUND     Long-term       Primarily invests in    Market Risk
                 capital         common stocks of U.S.   Management Risk
                 appreciation    mid-capitalization      Sector Risk
                                 companies that Rorer    Value Stock Risk
                                 believes demonstrate    Capitalization Stock
                                 attractive relative     Risk
                                 valuations and the
                                 potential for positive
                                 earnings momentum

                                 Invests in companies
                                 that, at the time of
                                 purchase, have market
                                 capitalizations  between
                                 $1 billion and the top
                                 end of the S&P 400 Index
                                 cap range

                                 Ordinarily invests in
                                 high-quality, out-of-
                                 favor companies that are
                                 selected from all sectors
                                 of the market based on a
                                 bottom-up analysis of
                                 each company's
                                 fundamentals



     All investments involve some type and level of risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.
Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund in which you are investing. The following is a discussion of the principal risk factors of the Funds.

CAPITALIZATION STOCK RISK

     Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Mid-
Cap Fund may underperform other stock funds (such as large-company stock funds) when stocks of medium-sized companies are out of favor. Similarly, the Large-Cap
Fund may underperform other stock funds (such as a mid-cap or a small-cap fund) when stocks of larger-sized companies are out of favor.

MARKET RISK

     The Funds are subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Funds' portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Funds' investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK

     The Funds are subject to management risk because they are actively managed investment portfolios.
Management risk is the chance that poor security selection will cause the Funds to underperform other funds with similar objectives. The success of a Fund's investment strategy depends significantly on the skill of Rorer Asset Management, LLC ("Rorer") in assessing the potential of the securities in which the Fund invests.
Rorer will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

SECTOR RISK

     Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

VALUE STOCK RISK

     "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

           FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU
MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)	                           None
Maximum Deferred Sales Charge (Load)                                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Other Distributions                                            None
Maximum Account Fee                                                  None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                          LARGE-CAP          MID-CAP
                                             FUND              FUND
                                            ------            ------

Management Fee                               0.75%             0.75%
Distribution (12b-1) Fees                    0.35%             0.35%
Other Expenses                               0.37%(1)          0.37%(1)
                                            -------           -------
Total Annual Fund Operating Expenses         1.47%             1.47%
Fee Waiver and Reimbursement                 0.07%(2)          0.07%(2)
                                            -------           -------
Net Annual Fund Operating Expenses           1.40%             1.40%
                                            -------           -------


     (1)Because the Funds are new, the "Other Expenses" of the Funds are based on annualized projected expenses and average net assets for the fiscal year ending October 31, 2002.

     (2)The Managers Funds LLC and Rorer have contractually agreed, for a period of not less than eighteen (18) months, to limit Net Annual Fund Operating Expenses to
1.40% of the average daily net assets of the Large-Cap
Fund and the Mid-Cap Fund, subject to later reimbursement by each respective Fund in certain circumstances. See
"Managers AMG Funds."

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



                                           1 YEAR       3 YEARS
                                           -------      -------


             Large-Cap Fund                  $143         $456
             Mid-Cap Fund                    $143         $456




     The example reflects the impact of each Fund's contractual expense limitation for the initial eighteen
(18) month period covered by the Example.

     The Example should not be considered a
representation of past or future expenses, as actual expenses may be greater or lower than those shown.

              RORER LARGE-CAP FUND

OBJECTIVE

     The Large-Cap Fund's investment objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Large-Cap Fund invests at least 80% of its net assets in common stocks of U.S. large-capitalization companies. The term "large-capitalization companies" refer to companies that, at the time of purchase, have market capitalizations over $10 billion. Rorer selects stocks that it believes demonstrate attractive relative valuations and the potential for positive earnings momentum. Ordinarily, the Large-Cap Fund will invest in high quality, out of favor companies from all sectors of the market based on a bottom-up analysis of each company's fundamentals.

     Rorer serves as sub-adviser to the Large-Cap Fund.
Rorer's investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately
75 top investment candidates. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials and competitive positioning, good management, and good earnings visibility with sustainable future growth. Although Rorer's stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

     The Large-Cap Fund will hold the stocks of approximately 30 to 40 companies. Ordinarily, the Fund will not invest more than 3% of its assets (at cost) in any single company (referred to as a "full position").
In addition, ordinarily the Fund will not invest more than 20% of its assets (at cost) in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 500 Composite Stock Price Index (the
"S&P 500") or 3 full positions. As a risk reducing measure, a company's position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

     If the Large-Cap Fund owns a full position in a stock and its price declines 15% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 500 , the stock will be sold. Ordinarily, if the Large-Cap Fund owns less than a full position in a stock and its price declines 15% from the average cost relative to the S&P 500, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or if its fundamentals deteriorate. Also, a stock may be sold to maintain sector, industry, and/or position weighting guidelines.

     For temporary defensive purposes, the Large-Cap Fund may invest, without limit, in cash or quality short-term debt securities, including repurchase agreements. To the extent that the Large-Cap Fund is invested in these instruments, the Large-Cap Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

     This Fund MAY be suitable if you:

* Are seeking an opportunity for some equity returns in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

* Have an investment time horizon of five years or more

     This Fund MAY NOT be suitable if you:

*  Are seeking stability of principal

*  Are investing with a shorter time horizon in mind

*  Are uncomfortable with stock market risk

*  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                RORER MID-CAP FUND

OBJECTIVE

     The Mid-Cap Fund's investment objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Mid-Cap Fund invests at least 80% of its net assets in common stocks of U.S. mid-capitalization companies. The term "mid-capitalization companies" refers to companies that, at the time of purchase, have market capitalizations between $1 billion and the upper limit of the S&P 400 MidCap Index (the "S&P 400"). Rorer selects stocks that it believes demonstrate attractive relative valuations and the potential for positive earnings momentum. Ordinarily, the Mid-Cap Fund will invest in high quality, out of favor companies from all sectors of the market based on a bottom-up analysis of each company's fundamentals.

     Rorer serves as sub-adviser to the Mid-Cap Fund.
Rorer's investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately
75 top investment candidates in the mid-cap market.
Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials and competitive positioning, good management, and good earnings visibility with sustainable future growth. Although Rorer's stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

     The Mid-Cap Fund will hold the stocks of approximately 25 to 35 companies. Ordinarily, the Fund will not invest more than 4% of its assets (at cost) in any single company (referred to as a "full position").
In addition, ordinarily the Fund will not invest more than 20% of its assets (at cost) in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 400 or 3 full positions. As a risk reducing measure, a company's position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

     If the Mid-Cap Fund owns a full position in a stock and its price declines 20% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 400, the stock will be sold. Ordinarily, if the Mid-
Cap Fund owns less than a full position in a stock and its price declines 20% from the average cost relative to the S&P 400, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or because of substantial relative price appreciation under the Mid-Cap Fund's maximum market cap restrictions. Stocks are also reviewed for possible sale if fundamentals deteriorate or to maintain sector, industry, and/or position weighting guidelines.

     For temporary defensive purposes, the Mid-Cap Fund may invest, without limit, in cash or quality short-term debt securities, including repurchase agreements. To the extent that the Mid-Cap Fund is invested in these instruments, the Mid-Cap Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

     This Fund MAY be suitable if you:

     *  Are seeking exposure to equity markets

     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

     * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

     *  Are seeking stability of principal

     *  Are investing with a shorter time horizon in mind

     *  Are uncomfortable with stock market risk

     *  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

               MANAGERS AMG FUNDS

     Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Rorer Large-Cap Fund and Rorer Mid-Cap
Fund are two of the Funds in the Fund family.

     The Managers Funds LLC (the "Investment Manager" or
"TMF"), located at 40 Richards Avenue, Norwalk, CT 06854, serves as investment manager to the Funds and is responsible for each Fund's overall administration. The
Investment Manager also monitors the performance, security holdings and investment strategies of Rorer, the sub-adviser of the Funds and, when appropriate, evaluates any potential new asset managers for the Fund family.
TMF is a subsidiary of Affiliated Managers Group, Inc.
Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of TMF, serves as the distributor for each Fund.

     Rorer has day-to-day responsibility for managing each Fund's portfolio. Rorer, located at 1650 Market
Street, Suite 5100, Philadelphia, PA 19103, is the successor firm to Rorer Asset Management, which was formed in 1978. Affiliated Managers Group, Inc.
indirectly owns a majority interest in Rorer.  As of June
30, 2001, Rorer had assets under management of approximately $12.5 billion.

     Edward C. Rorer, James G. Hesser and Clifford B.
Storms, Jr. are the portfolio managers for the Large-Cap
Fund and the Mid-Cap Fund.  Mr. Rorer is the Chairman and
Chief Investment Officer of Rorer and is the founder of the firm. Mr. Hesser is the President and Chief
Operating Officer of Rorer, positions that he has held since 1990. Mr. Storms is the Executive Vice President and Director of Research of Rorer, positions that he has held since 1990. A team of senior analysts works closely with the Investment Committee in evaluating and selecting stocks for each Fund.

     Each Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as sub-adviser. Under its investment management agreement with each Fund, the Investment Manager provides a variety of administrative services to the Fund.

     The Investment Manager has contractually agreed, for a period of not less than eighteen (18) months, to waive fees and pay or reimburse each Fund to the extent total expenses of the Fund exceed 1.40% of the Fund's average daily net assets. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.40% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment
Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment
Manager will, subject to certain conditions, waive an equal amount of the management fee.

           PAST PERFORMANCE OF RORER

     The table below sets forth the investment performance for the periods indicated of discretionary, commission accounts managed by Rorer with investment objectives, policies and strategies substantially similar to those of the Large-Cap Fund (the "Large-Cap
Composite") and those of the Mid-Cap Fund (the "Mid-Cap
Composite"). The Large-Cap Composite excludes accounts of less than $100,000. For periods prior to April 1, 1999, the Mid-Cap Composite includes discretionary wrap accounts. Each Composite represents an asset-weighted composite of the internal rates of return for all such accounts during each period indicated and has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 1.40%, which is the expense ratio of each Fund, net of contractual waivers and reimbursements. The chart illustrates how the performance of the Large-Cap Composite and the Mid-Cap
Composite has varied over the past ten years and five years, respectively, assuming that all dividend and capital gain distributions have been reinvested.

     The table compares the Large-Cap Composite's performance to the S&P 500 and the Mid-Cap Composite to the S&P 400. Although used as a benchmark, the performance of the S&P 500 and the S&P 400 may not be comparable to the Large-Cap Composite and the Mid-Cap
Composite, respectively, because, unlike the performance of each Composite, the performance of the S&P 500 and the S&P 400 has not been adjusted for any fees or expenses.





                        LARGE-CAP     S&P 500        MID-CAP        S&P 400
                        COMPOSITE     INDEX          COMPOSITE      INDEX
                        ---------     -------        ---------      --------

Quarterly Return
----------------
March 31, 2001           -13.56%      -11.86%         -4.68%        -10.77%
June 30, 2001              2.23%        5.85%          1.52%         13.16%
September 30, 2001                    -14.68%                       -16.57%
Total Annual Return -
YTD (2001)

Quarterly Return
----------------
March 31, 2000            8.55%         2.29%          9.86%         12.69%
June 30, 2000             1.12%        -2.66%          6.74%         -3.30%
September 30, 2000        4.60%        -0.97%          8.49%         12.15%
December 31, 2000        -6.36%        -7.82%          4.21%         -3.85%
Total Annual Return -
2000                      7.5%         -9.10%         32.6%          17.51%

Quarterly Return
----------------
March 31, 1999            1.23%         4.98%         -9.29%         -6.38%
June 30, 1999             3.19%         7.05%         13.09%         14.16%
September 30, 1999       -4.07%        -6.24%         -6.35%         -8.40%
December 31, 1999        12.63%        14.88%         12.75%         17.19%
Total Annual Return -
1999                     12.9%         21.04%          8.3%          14.72%

Quarterly Return
----------------
March 31, 1998           13.93%        13.95%         11.97%         11.01%
June 30, 1998             2.28%         3.30%         -4.11%         -2.14%
September 30, 1998       -8.43%        -9.95%        -18.73%        -14.47%
December 31, 1998        19.41%        21.30%         18.39%         28.19%
Total Annual Return -
1998                     27.4%         28.58%          3.3%          19.12%

Quarterly Return
----------------
March 31, 1997           -0.94%         2.68%          3.40%         -1.49%
June 30, 1997            11.60%        17.46%         16.15%         14.70%
September 30, 1997       10.99%         7.49%          9.76%         16.08%
December 31, 1997         3.11%         2.87%         -1.30%          0.83%
Total Annual Return -
1997                     26.5%         33.36%         30.1%          32.25%

Quarterly Return
----------------
March 31, 1996            7.59%         5.37%          6.03%          6.16%
June 30, 1996             0.63%         4.49%          3.52%          2.88%
September 30, 1996        4.44%         3.09%          4.97%          2.91%
December 31, 1996         5.08%         8.34%          1.37%          6.06%
Total Annual Return -
1996                     18.8%         22.96%         16.8%          19.20%

Quarterly Return
----------------
March 31, 1995           11.68%         9.74%
June 30, 1995             5.16%         9.55%
September 30, 1995        9.94%         7.95%
December 31, 1995         6.90%         6.02%
Total Annual Return -
1995                     38.0%         37.58%

                  9


Quarterly Return
----------------
March 31, 1994          -1.33%         -3.79%
June 30, 1994           -0.68%          0.42%
September 30, 1994       3.53%          4.89%
December 31, 1994       -2.54%         -0.02%
Total Annual Return -
1994                    -1.1%           1.32%

Quarterly Return
----------------
March 31, 1993           5.32%          4.37%
June 30, 1993           -0.05%          0.49%
September 30, 1993       3.96%          2.58%
December 31, 1993        5.63%          2.32%
Total Annual Return -
1993                    15.6%          10.08%

Quarterly Return
----------------
March 31, 1992           3.28%         -2.53%
June 30, 1992            1.07%          1.90%
September 30, 1992       1.86%          3.15%
December 31, 1992        5.77%          5.04%
Total Annual Return -
1992                    12.5%           7.62%



Total Cumulative Return         Total Cumulative Return
(January 1, 1992 to             (January 1, 1996 to
September 30, 2001)             September 30, 2001)

Average Annual Total            Average Annual Total
Return:                         Return:
1 Year                          1 Year
3 Years                         3 Years
5 Years                         5 Years
Since Inception                 Since Inception


                YOUR ACCOUNT

     As an investor, you pay no sales charges to invest
in the Funds and you pay no charges to transfer within
the Fund family or even to redeem out of the Funds.  The
price at which you purchase and redeem your shares is
equal to the NET ASSET VALUE (NAV) PER SHARE next
calculated after the Fund receives your order.  Each
Fund's NAV is calculated at the close of regular
business of the New York Stock Exchange (NYSE), usually
4:00 p.m. New York Time.    The NAV is equal to the
Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.

     Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

     Cash investments in the Funds must be in U.S.
Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the applicable Fund or the Custodian bank will be accepted.

     The following provides the minimum initial and additional investments in any Fund:


                             INITIAL                 ADDITIONAL
                            INVESTMENT               INVESTMENT
                          --------------           --------------
     Regular accounts         $5,000                    $1,000
     Traditional IRA           5,000                     1,000
     Roth IRA                  5,000                     1,000



     The Funds or the underwriter may, in their discretion, waive the minimum and initial investment amounts at any time.

     If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

                  HOW TO PURCHASE SHARES


                             INITIAL PURCHASE       ADDITIONAL PURCHASES

THROUGH YOUR INVESTMENT    Contact your investment   Send any additional
ADVISOR                    advisor or other          monies to your
                           investment professional.  investment professional
                                                     at the address appearing
                                                     on your account
                                                     statement.

ALL SHAREHOLDERS:          Complete the account      Write a letter of
                           application.              instruction and a check

* BY MAIL                  Mail the application and  payable to Managers AMG
                           a check payable to        Funds to:
                           Managers AMG Funds to:

                           Managers AMG Funds        Managers AMG Funds
                           c/o Boston Financial      c/o Boston Financial
                           Data Services, Inc.       Data Services, Inc.
                           P.O. Box 8517             P.O. Box 8517
                           Boston, MA 02266-8517     Boston, MA 02266-8517

                                                     Include your account #
                                                     and Fund name on your
                                                     check

* BY TELEPHONE             Not Available             If your account has
                                                     already been
                                                     established, call the
                                                     Transfer Agent at (800)
                                                     252-0682. The minimum
                                                     additional investment is
                                                     $1,000.

* BY INTERNET              Not Available             If your account has
                                                     already been
                                                     established, see our
                                                     website at

http://www.managersamg.com.
                                                     The minimum additional
                                                     investment is $1,000.

NOTE:	PURCHASES MADE BY CHECK WILL HAVE A 15 CALENDAR DAY HOLD.



BY WIRE:  Please call and notify the Fund at (800)
252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company,
Boston, MA 02101; ABA #011000028; BFN Managers AMG
Funds A/C 9905-472-8, FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

               DISTRIBUTION PLAN

     The Funds have adopted a distribution plan to pay for the marketing of shares of the Funds. Under the plan, the Board of Trustees has authorized payments at an annual rate of up to 0.25% of each Fund's average daily net assets to the Distributor for providing distribution services. Because fees for the marketing of each Fund's shares are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in such Fund and may cost more than other types of applicable sales charges.

             HOW TO SELL SHARES

     You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's
Transfer Agent receives your order. Each Fund's NAV is calculated at the close of business of the NYSE, usually
4:00 p.m. New York Time.



                                            INSTRUCTIONS

THROUGH YOUR INVESTMENT      Contact your investment advisor or other
ADVISOR                      investment professional.

ALL SHAREHOLDERS:

* BY MAIL                    Write a letter of instruction containing:

                             *     the name of the Fund

                             *     dollar amount or number of shares to be sold

                             *     your name

                             *     your account number

                             *     signatures of all owners on account

                             Mail letter to:

                                   Managers AMG Funds
                                   c/o Boston Financial Data Services, Inc.
                                   P.O. Box 8517
                                   Boston, MA 02266-8517

* BY TELEPHONE                If you elected telephone redemption privileges on
                              your account application, call us at (800) 252-
                              0682.

* BY INTERNET                 See our website at http://www.managersamg.com



     Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

     Telephone redemptions are available only for redemptions which are below $25,000.

                INVESTOR SERVICES

     Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

     Automatic Investments allows you to make automatic deductions from a designated bank account.

     Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

     Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

     The Funds have an Exchange Privilege which allows you to exchange your shares of the Funds for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus of any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by Internet or through your investment advisor, bank or investment professional.

           OPERATING POLICIES

     A Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

     The Funds are series of a "Massachusetts Business
Trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

     The Funds reserve the right to:
    * redeem an account if the value of the account falls below $5,000 due to redemptions;

    * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

    *  change the minimum investment amounts;

    * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

    *  make a redemption-in-kind (a payment in
       portfolio securities instead of in cash);

    *  refuse a purchase order for any reason;

    * refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

    * after prior warning and notification, close an account or a related account due to excessive trading; and

    * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

              ACCOUNT STATEMENTS

     You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that you have received in your account, whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.

          DIVIDENDS AND DISTRIBUTIONS

     Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

     We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise.
You may change your election by writing to us at least 10 days prior to the scheduled payment date.

              TAX INFORMATION

     Please be aware that the following tax information is general and refers to the provisions of the Internal
Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

     All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

     Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

     Federal law requires the Funds to withhold taxes on distributions paid to shareholders who;


    * fail to provide a social security number or taxpayer identification number;

    * fail to certify that their social security number or taxpayer identification number is correct; or

    * fail to certify that they are exempt from withholding.

              MANAGERS AMG FUNDS

             RORER LARGE-CAP FUND
             RORER MID-CAP FUND

INVESTMENT MANAGER
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISER
Rorer Asset Management, LLC
1650 Market Street, Suite 5100
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut  06854-2325

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
Attn:  Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski
  *Interested Person

For More Information

     Additional information for the Funds, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

     By Telephone:          1-800-835-3879
     By Mail:               Managers AMG Funds
                            40 Richards Avenue
                            Norwalk, CT 06854

     On the Internet:       Electronic copies are
                            available on our website at
                            http://www.managersamg.com

     A current Statement of Additional Information for each Fund is on file with the Securities and Exchange
Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, D.C. 20549-0102 (202-942-
8090). Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

               SUBJECT TO COMPLETION
       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                 DATED OCTOBER 5, 2001


               MANAGERS AMG FUNDS

              RORER LARGE-CAP FUND
               RORER MID-CAP FUND
       --------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION
            DATED __________, 2001
       --------------------------------------
     You can obtain a free copy of the Prospectus of the Rorer Large-Cap Fund (the "Large-Cap Fund") and the
Rorer Mid-Cap Fund (the "Mid-Cap Fund and, collectively with the Large-Cap Fund, the "Funds") by calling (800)
835-3879. The Prospectus provides the basic information about investing in the Funds.

     This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
It should be read in conjunction with the Funds'
Prospectus.


                           TABLE OF CONTENTS

                                                                         PAGE

GENERAL INFORMATION                                                        1
INVESTMENT OBJECTIVES AND POLICIES                                         1
  Investment Techniques and Associated Risks                               1
  Diversification Requirements for the Funds                               2
  Fundamental Investment Restrictions                                      2
  Temporary Defensive Position                                             3
  Portfolio Turnover                                                       3
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                                4
  Trustees' Compensation                                                   6
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                        6
  Control Persons                                                          6
  Management Ownership                                                     6
MANAGEMENT OF THE FUND                                                     6
  Investment Manager and Sub-Adviser                                       6
  Compensation of Investment Manager and Sub-Adviser by the Fund           7
  Fee Waivers and Expense Limitations                                      7
  Investment Management and Sub-Advisory Agreements                        7
  Reimbursement Agreement                                                  9
  Code of Ethics                                                           9
  Distribution Arrangements                                                9
  Custodian                                                                9
  Transfer Agent                                                          10
  Independent Public Accountants                                          10
BROKERAGE ALLOCATION AND OTHER PRACTICES                                  10
PURCHASE, REDEMPTION AND PRICING OF SHARES                                10
  Purchasing Shares                                                       10
  Redeeming Shares                                                        11
  Exchange of Shares                                                      12
  Net Asset Value                                                         12
  Dividends and Distributions                                             13
  Distribution Plan                                                       13
CERTAIN TAX MATTERS                                                       13
  Federal Income Taxation of Funds-in General                             13
  Taxation of the Funds' Investments                                      14
  Federal Income Taxation of Shareholders                                 14
  Foreign Shareholders                                                    15
  State and Local Taxes                                                   15
  Other Taxation                                                          15
PERFORMANCE DATA                                                          15
  Total Return                                                            15
  Performance Comparisons                                                 16
  Massachusetts Business Trust                                            16
  Description of Shares                                                   17
  Additional Information                                                  18


               GENERAL INFORMATION

This Statement of Additional Information relates only to the Rorer Large-Cap Fund and the Rorer Mid-Cap
Fund. Each Fund is a series of shares of beneficial interest of Managers AMG Funds, a no load mutual fund family, formed as a Massachusetts business trust (the
"Trust").  The Trust was organized on June 18, 1999.
This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus.
The Trust's executive office is located at 40 Richards
Avenue, Norwalk, CT 06854.
The Managers Funds LLC, a subsidiary of
Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the overall administration of the Funds. See "Management of the Funds."
           ADDITIONAL INVESTMENT POLICIES

     The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. Both Funds are diversified, open-end management investment companies.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The following are descriptions of the types of securities that may be purchased by the Funds. Also see
"Quality and Diversification Requirements of the Funds."

(1)	Common Stocks.  The Funds may invest in common
stocks. Common stocks are securities that represent a unit of ownership in a corporation. The Funds' transactions in common stock represent "long" transactions where the Funds own the securities being sold, or will own the securities being purchased.

(2)	Cash Equivalents.  The Funds may invest in cash
equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     Bankers Acceptances. The Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become
"accepted" when a bank guarantees their payment upon maturity.

     Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

     Certificates of Deposit. The Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

     Commercial Paper. The Funds may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

     Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
The period of these repurchase agreements will be short, and at no time will the Funds enter into repurchase agreements for more than seven days.

     Repurchase agreements could have certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.  The Funds may
enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the
"1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

     The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Funds will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

DIVERSIFICATION REQUIREMENTS FOR THE FUNDS

     Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the relevant Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may not:

(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to
exceed 33 1/3% of the value of the Fund's total assets
(including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers,
except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4)	Purchase or sell real estate, except that the
Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity
contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may (i) lend
portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)	With respect to 75% of its total assets,
purchase securities of an issuer (other than the U.S.
Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

     Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File
Annual Reports with the Securities and Exchange
Commission.

TEMPORARY DEFENSIVE POSITION

     For temporary defensive purposes, the Funds may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Funds are invested in these instruments, the Funds will not be pursuing their investment objectives.

PORTFOLIO TURNOVER

     Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the relevant Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Funds.

     The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year.
Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

     BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust:
40 Richards Avenue, Norwalk, CT  06854.

JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His address is 595
Commonwealth Avenue, Boston, Massachusetts 02215. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions.  From 1990 to
1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans
Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and Managers
Trust II.  His address is 380 Gulf of Mexico Drive,
Longboat Key, Florida 34228.  His date of birth is
September 23, 1941.

SEAN M. HEALEY*  - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999.  Director of Affiliated Managers Group, Inc. since
May 2001.  From April 1995 to October 1999, he was
Executive Vice President of Affiliated Managers Group,
Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions
Department of Goldman, Sachs & Co., the last of which was as Vice President. His address is Two International
Place, 23rd Floor, Boston, Massachusetts 02110. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His date of birth is
May 9, 1961.

*  Mr. Healey is an "interested person" (as defined in
   the 1940 Act) of the    Trust.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and
Managers Trust II.  His address is 1100 One Penn Center,
Philadelphia, Pennsylvania 19103. His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990.
Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His address is 1535
Delaware Street, Berkeley, California 94703-1281. His date of birth is June 5, 1958.

PETER M. LEBOVITZ - President; President and Chief
Executive Officer of The Managers Funds LLC.  From
September 1994 to April 1999, he was Managing Director of
The Managers Funds, L.P. (the predecessor to The Managers
Funds LLC).  President of Managers Distributors, Inc.
since December 2000. From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital
Management, Inc.  From April 1989 to June 1993, he was
Senior Vice President for Greenwich Asset Management,
Inc.  He also serves as President of The Managers Funds,
Managers Trust I and Managers Trust II. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Principal Accounting
Officer; Director of Finance and Planning of The Managers
Funds LLC (formerly The Managers Funds, L.P.) since
December 1994.  Treasurer and Principal Accounting
Officer of Managers Distributors, Inc. since December
2000.  From March 1990 to December 1994, he was a Vice
President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam
Companies, the last of which was Vice President. He also serves as Secretary and Treasurer of The Managers Funds,
Managers Trust I and Managers Trust II. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary; Vice President of
Affiliated Managers Group, Inc. since March 1999.
Director and Secretary of Managers Distributors, Inc.
since December 2000. From June 1998 to February 1999, he served in a general counseling capacity with Morgan
Stanley Dean Witter Investment Management Inc.  From
September 1994 to May 1998 he was an Associate with Ropes
& Gray.  His date of birth is October 23, 1965.

PETER M. MCCABE - Assistant Treasurer; Manager, Fund
Administration of The Managers Funds LLC (formerly The
Managers Funds, L.P.) since August 1995. From July 1994 to August 1995, he was a Portfolio Administrator at Oppenheimer Capital, L.P. He also serves as Assistant
Treasurer of The Managers Funds, Managers Trust I and
Managers Trust II. His date of birth is September 8,
1972.

LAURA A. PENTIMONE - Assistant Secretary; Manager, Legal and Compliance of The Managers Funds LLC (formerly The
Managers Funds, L.P.) since September 1997.  Assistant
Secretary of Managers Distributors, Inc. since December
2000. From August 1994 to June 1997, she was a law student. She also serves as Assistant Secretary of The
Managers Funds, Managers Trust I and Managers Trust II.
Her date of birth is November 10, 1970.


COMPENSATION TABLE:

Name of         Aggregate      Aggregate                     Total Compensation
Trustee       Compensation    Compensation    Aggregate      from the Funds and
              from the Mid-   Large-Cap    Compensation      the Fund Complex
              Cap Fund(a)     Fund(a)      from the Trust(a) Paid to Trustees(b)
---------     -------------   ------------ ----------------- -------------------

Jack W. Aber      $535           $535          $5,000              $31,000
William E.
Chapman, II       $535           $535          $5,000              $31,000
Sean M. Healey    None           None           None                 None
Edward J. Kaier   $535           $535          $5,000              $31,000
Eric Rakowski     $535           $535          $5,000              $31,000

---------------------

(a) Compensation is estimated for each Fund's fiscal year ended October 31, 2002. The Funds do not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes estimated compensation to be paid during the 12-month period ending October
31, 2002 for services as Trustees of The Managers
Funds, Managers AMG Funds, Managers Trust I and
Managers Trust II.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

     As of __________, through its ownership of 100% of the shares of each Fund, Affiliated Managers Group, Inc.
("AMG") "controlled" (within the meaning of the 1940 Act) the Mid-Cap Fund and the Large-Cap Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund. No other person or entity owned shares of the Mid-Cap Fund or the Large-
Cap Fund.

MANAGEMENT OWNERSHIP

     As of __________, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Mid-Cap Fund.

     As of ___________, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Large-Cap Fund.

MANAGEMENT OF THE FUND

INVESTMENT MANAGER AND SUB-ADVISER

      The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The
Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing
Member of the LLC.  AMG is located at Two International
Place, 23rd Floor, Boston, Massachusetts 02110.

     The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Funds under an investment management agreement with the Trust dated
October 19, 2000, as amended by subsequent Letter
Agreements (the

"Investment Management Agreement"), the Investment
Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment
Manager is used to pay the advisory fees of Rorer Asset
Management, LLC, the sub-adviser which manages the assets of each Fund (the "Sub-Adviser" or "Rorer"). The
Investment Manager receives no additional compensation from the Funds for its administration services. Rorer was selected by the Investment Manager, subject to the review and approval of the Trustees. Rorer is the successor firm to Rorer Asset Management which was formed in 1978. AMG indirectly owns a majority interest in Rorer. As of June 30, 2001, Rorer's assets under management totaled approximately $12.5 billion. Rorer's address is 1650 Market Street, Suite 5100, Philadelphia,
PA 19103.

     The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions.
Generally, the services which the Sub-Adviser provides to the Funds are limited to asset management and related record keeping services. The Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISER BY THE
FUND

     As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the respective Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Adviser is paid out of the fee the Investment
Manager receives from each Fund and does not increase the expenses of the Funds.

FEE WAIVERS AND EXPENSE LIMITATIONS

     The Investment Manager has contractually agreed, for a period of not less than eighteen (18) months, to limit total annual operating expenses for the Large-Cap Fund and the Mid-Cap Fund to 1.40%, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.

     The Investment Manager has decided to waive all or a portion of its fees from the Funds or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund's performance more competitive as compared to similar funds. The effect of he expense limitation in effect at the date of this Statement of Additional Information on the management fees which are expected to be payable by the Funds is reflected in the Expense Information located at the front of the Funds' Prospectus.

     In addition to any other waiver and/or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.
Shareholders will be notified of any change in the management fees of a Fund on or about the time that such fees or expenses become effective.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

     The Managers Funds LLC serves as investment manager to the Funds under the Investment Management Agreement.
The Investment Management Agreement permits the
Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment Management
Agreement, the Investment Manager has entered into a sub-advisory agreement with Rorer, dated _____________, 2001
(the "Sub-Advisory Agreement").

     The Investment Management Agreement and the Sub-
Advisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.
The Investment Management Agreement and the Sub-Advisory
Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more han 60 days' written notice to the other party and to the Funds. The Investment Management Agreement and the Sub-
Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

     The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

* developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund's investment objectives and policies as set forth in the Trust's current Registration Statement;

* providing research and analysis relative to the investment program and investments of the Funds;

* determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

* making changes on behalf of the Trust in the investments of the Funds.

Under the Sub-Advisory Agreement, Rorer is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.
     The Investment Management Agreement also provides that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment
Manager or its affiliates.

     The Funds pay all expenses not borne by their Investment Manager or Sub-Adviser including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust's independent
Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

     The Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Adviser to acquire for the Funds a position in any investment which any of the Sub-Adviser's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although the Sub-Adviser makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

REIMBURSEMENT AGREEMENT

     Under the Investment Management Agreement, the
Investment Manager provides a variety of administrative services to the Funds and, pursuant to the terms of a distribution agreement, Managers Distributors, Inc., a wholly-owned subsidiary of the Investment Manager, provides a variety of distribution-related services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment
Manager and Rorer, Rorer reimburses the Investment
Manager for the costs the Investment Manager bears in providing such services to the Funds.

CODE OF ETHICS

     The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The
Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and Managers
Distributors, Inc. (applicable to "access persons" of the Trust that are also employees of the Investment Manager) and the code of ethics of the Sub-Adviser (applicable to "access persons" of the Trust that are also employees of the Sub-Adviser). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

DISTRIBUTION ARRANGEMENTS

     Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, acts as the distributor in connection with the offering of each Fund's shares. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation. Pursuant to the Distribution Agreement and the Funds' Distribution Plan, the Trust pays a fee in the amount of 0.25% of the average daily net assets of each Fund for the services of the Distributor.

     The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The
Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities
(as defined in the 1940 Act) of a Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy,
Massachusetts, is the Custodian for the Funds.  The
Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Funds will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Funds' default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

TRANSFER AGENT

     Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent
(the "Transfer Agent") for the Funds.

INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

       BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisory Agreement provides that the Sub-Adviser place all orders for the purchase and sale of securities which are held in each Fund's portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

     The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

     The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. Generally, the Sub-Adviser does not provide any services to the Funds except portfolio investment management and related record-keeping services.

     PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

     Investors may open accounts with the Funds through their financial planners or investment professionals, or through the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The
Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The
Funds may from time to time make payments to such broker-dealers or processing organizations for certain record keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Trust's
Investment Manager and/or the Sub-Adviser.

     Purchase orders received by the Funds before 4:00 p.m. New York Time, c/o Boston Financial Data Services,
Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.
Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S.
Dollars on a U.S. bank.

     To ensure that checks are collected by the Trust, redemptions of shares which were purchased by check are not effected until the clearance of the check (i.e., 15 days after the date of purchase) unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers
Funds, The Managers Trust I or The Managers Trust II.
The 15-day holding period for redemptions would still apply to such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State
Street Bank and Trust Company will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

     Any redemption orders received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of trading on the New York Stock Exchange (the "NYSE") on that day.

     Redemption orders received after 4:00 p.m. New York
Time will be redeemed at the net asset value determined at the close of trading on the next Business Day.
Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders.

There is no redemption charge. Each Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund's shares in the account falls below $5,000 due to redemptions. Whether the Funds will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of the Funds and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check (i.e., 15 days). The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading on the NYSE is restricted by the SEC, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers
Funds, The Managers Trust I or The Managers Trust II without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Funds' minimum investment amount.
Shareholders should read the Prospectus of the series of Managers AMG Funds, The Managers Funds, The Managers
Trust I or The Managers Trust II that they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share.
Since exchanges are purchases of a series of Managers AMG
Funds, The Managers Funds, The Managers Trust I or The
Managers Trust II and redemptions of the Funds, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of Managers AMG Funds, The
Managers Funds, The Managers Trust I or The Managers
Trust II will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

     The Funds compute their Net Asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value of the Funds is equal to the value of the Funds (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the

NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

     The Funds declare and pay dividends and
distributions as described in the Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN

     The Trust has adopted a "Plan of Distribution
Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to,
(1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and
(2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Under the Distribution Plan, the
Board of Trustees has authorized payments to Managers
Distributors, Inc. which may not exceed on an annual basis 0.35% of the daily net assets of each Fund.

                CERTAIN TAX MATTERS

     Federal Income Taxation of Funds-in General
Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although the Funds cannot give complete assurance that they will qualify to do so.
Accordingly, each Fund must, among other things,
(a) derive at least 90% of gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If either Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of that Fund's current or accumulated earnings and profits.
Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of that Fund to the extent thereof.
Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Funds will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and their net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Funds that is subject to corporate tax will be considered to have been distributed by year end.
The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.
Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under
Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for the Funds to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions.  Certain of the
Funds'investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, and require inclusion of unrealized gains in the Funds' income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment.
Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as regulated investment companies.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     General. Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Funds' dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Funds' gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Funds pay the dividend during January of the following calendar year.

     Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.
Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

     Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Funds may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Funds' shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Funds by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Funds held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

STATE AND LOCAL TAXES

     The Funds may also be subject to state and/or local taxes in jurisdictions in which the Funds are deemed to be doing business. In addition, the treatment of the Funds and their shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

OTHER TAXATION

     The Funds are series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Funds continue to qualify as regulated investment companies under Subchapter M of the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

             PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds.

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P (1 + T) N = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
N = number of years

ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period

PERFORMANCE COMPARISONS

     The Funds may compare their performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc.,
("Morningstar").  Lipper prepares the "Lipper Composite
Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.
Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Value Index, Russell 3000 Index, Wilshire 5000 Equity Index, Russell
3000 Growth Index, Russell 1000 Growth Index, Standard &
Poor's 500 Composite Stock Price Index, the Standard &
Poor's 400 Composite Stock Price Index or the Dow Jones
Industrial Average.

MASSACHUSETTS BUSINESS TRUST

     The Funds are series of a "Massachusetts Business
Trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross egligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds represent separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares
($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share.
Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See
"Massachusetts Business Trust" above.  Shares of the
Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office.
The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of six series of the Trust. The
Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto.
Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION

     This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor.
The Prospectus and this Statement of Additional
Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                        PART C
           TO THE REGISTRATION STATEMENT OF
           MANAGERS AMG FUNDS (THE "TRUST")

ITEM 23.      EXHIBITS.

Exhibit No.	  Description
-----------   ------------

a.1           Master Trust Agreement dated June 18, 1999.(i)

a.2	        Amendment No. 1 to Master Trust Agreement
              changing the name of the "Essex Growth Fund" to "Essex Aggressive Growth Fund."(iii)

a.3	        Amendment No. 2 to Master Trust Agreement
              changing the name of the Trust to "Managers AMG
              Funds."(iii)

a.4	        Amendment No. 3 to Master Trust Agreement
              establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
              Growth Fund."(vii)

a.5	        Amendment No. 4 to Master Trust Agreement
              establishing a new series of shares of beneficial interest of the Trust designated as the "First
              Quadrant Tax-Managed Equity Fund."(vii)

a.6	        Amendment No. 5 to Master Trust Agreement
              establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
              Small Company Value Fund." (ix)

a.7	        Amendment No. 6 to Master Trust Agreement
              establishing two new series of shares of beneficial interest of the Trust designated as the "Rorer Large-Cap Fund" and the "Rorer Mid-Cap Fund", filed herewith.

b.	        By-Laws of the Trust dated June 18, 1999.(i)

c.	        Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i), 4.2(j), 4.2(k),
              4.2(m), 4.6, 6.3, 6.5, 6.6, 7.1, 7.2 and 7.3 and
              Article V of the Master Trust Agreement are included in Exhibit a.(i)

d.1 Investment Management Agreement between the Registrant and The Managers Funds LLC, dated as of October 19, 1999.(iii)

d.2           Form of Letter Agreement to Investment
              Management Agreement between the Registrant and The Managers Funds, LLC with respect to the Frontier Growth Fund, dated as of September 19,
              2000. (vi).

d.3           Form of Letter Agreement to Investment
              Management Agreement between the Registrant and The Managers Funds LLC with respect to the First Quadrant Tax-Managed Equity Fund.(vii)

d.4           Form of Letter Agreement to Investment
              Management Agreement between the Registrant and The Managers Funds LLC with respect to the Frontier Small Company Value Fund.(viii)

d.5           Sub-Advisory Agreement between The Managers
              Funds LLC and Essex Investment Management
              Company, LLC with respect to the Essex
              Aggressive Growth Fund, dated as of October 19,
              1999. (iii)

d.6           Form of Sub-Advisory Agreement between The
              Managers Funds LLC and Frontier Capital
              Management Company, LLC with respect to the Frontier Growth Fund, dated as of September 19,
              2000 (iv).

d.7           Form of Sub-Advisory Agreement between The
              Managers Funds, LLC and First Quadrant, L.P. with respect to the First Quadrant Tax-Managed Equity
              Fund, dated as of November 14, 2000.(vii)

d.8           Form of Letter Agreement to Sub-Advisory
              Agreement between The Managers Funds LLC and
              Frontier Capital Management Company, LLC with respect to the Frontier Small Company Value
              Fund.(viii)

d.9           Form of Letter Agreement to Investment
              Management Agreement between the Registrant and The Managers Funds LLC with respect to the Rorer Large-Cap Fund, filed herewith.

d.10          Form of Letter Agreement to Investment
              Management Agreement between the Registrant and The Managers Funds LLC with respect to the Rorer Mid-Cap Fund, filed herewith.

d.11          Form of Sub-Advisory Agreement between The
              Managers Funds LLC and Rorer Asset
              Management, LLC with respect to the Rorer Large-
              Cap Fund and the Rorer Mid-Cap Fund, dated as of _____________, filed herewith.

e.1 Distribution Agreement between the Registrant and The Managers Funds LLC, dated as of October 19,
              1999. (iii)

e.2           Form of Letter Agreement to the Distribution
              Agreement between the Registrant and The
              Managers Funds LLC with respect to the Frontier
              Growth Fund. (vi)

e.3           Form of Letter Agreement to the Distribution
              Agreement between the Registrant and The
              Managers Funds LLC with respect to the Frontier
              Small Company Value Fund. (ix)

e.4           Form of Letter Agreement to the Distribution
              Agreement between the Registrant and The
              Managers Funds LLC with respect to the Rorer
              Large-Cap Fund and the Rorer Mid-Cap Fund, filed herewith.

f.            Not applicable.

g.            Form of Custodian Agreement between the
              Registrant and State Street Bank and Trust
              Company.

h. Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc.

i.1           Opinion and Consent of Goodwin, Procter & Hoar
              LLP with respect to the Essex Aggressive Growth
              Fund.(iii)

i.2           Opinion and Consent of Goodwin, Procter & Hoar
              LLP with respect to the Frontier Growth Fund. (vi)

i.3           Opinion and Consent of Goodwin, Procter & Hoar
              LLP with respect to the First Quadrant Tax-
              Managed Equity Fund.(vii)

i.4 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Small Company Value Fund. (ix)

i.5 Consent of Goodwin Procter LLP with respect to the Essex Aggressive Growth Fund. (x)

i.6 Opinion and Consent of Goodwin Procter LLP with respect to the Rorer Large-Cap Fund and the Rorer
              Mid-Cap Fund, filed herewith.

j.1 Consent of PricewaterhouseCoopers LLP with respect to the Essex Aggressive Growth Fund. (x)

k.            Not Applicable.

l.            Power of Attorney dated September 9, 1999. (ii)

m.1 Plan of Distribution Pursuant to Rule 12b-1, dated as of October 15, 1999.(iii)

m.2           Form of Addendum to Plan of Distribution Adopted
              Pursuant to Rule 12b-1, dated as of _______, 2001, with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund, filed herewith.

n.            Not applicable.

o.            Not applicable.

p.1           Code of Ethics of the Trust.(vi)

p.2           Code of Ethics of The Managers Funds LLC. (ix)

p.3           Code of Ethics of Essex Investment Management
              Company, LLC. (vii)

p.4           Code of Ethics of Frontier Capital Management
              Company, LLC.(vi)

p.5           Code of Ethics of First Quadrant, L.P.(vii)

p.6           Code of Ethics of Rorer Asset Management, LLC,
              filed herewith.
-----------------------------------------------------------------

(i)	        Filed as an exhibit to the Registrant's Registration
              Statement on Form N-1A, Registration No. 333-
              84639 (filed August 6, 1999), under the same exhibit number.

(ii)	        Filed as an exhibit to Pre-Effective Amendment No.
              1 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              September 23, 1999), under the same exhibit number.

(iii)	        Filed as an exhibit to Pre-Effective Amendment No.
              2 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              November 1, 1999), under the same exhibit number.

(iv)          Filed as an exhibit to Post-Effective Amendment
              No. 1 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed June
              19, 2000), under the same exhibit number.

(v)           Filed as an exhibit to Post-Effective Amendment
              No. 2 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              August 1, 2000), under the same exhibit number.

(vi)          Filed as an exhibit to Post-Effective Amendment
              No. 4 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              September 15, 2000), under the same exhibit number.

(vii)         Filed as an exhibit to Post-Effective Amendment
              No. 5 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              November 14, 2000), under the same exhibit number.

(viii)        Filed as an exhibit to Post-Effective Amendment
              No. 6 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              November 17, 2000), under the same exhibit number.

(ix)          Filed as an exhibit to Post-Effective Amendment
              No. 8 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              February 20, 2001), under the same exhibit number.

(x)           Filed as an exhibit to Post-Effective Amendment
              No. 9 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              March 1, 2001), under the same exhibit number.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
              REGISTRANT.

              None.

ITEM 25.	  INDEMNIFICATION.

     Under Article VI of the Registrant's Master Trust Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the "1940
Act"). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered
Person's action was in or not opposed to the best interests of the Registrant.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
              ADVISER.

     The Managers Funds LLC, a registered investment adviser, is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its Managing Member. The
Managers Funds LLC serves as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and
D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

     Essex Investment Management Company, LLC
("Essex') serves as sub-adviser to the Essex Aggressive
Growth Fund.  AMG owns a majority interest in Essex.
Essex is the successor firm to Essex Investment
Management Company, Inc., which was formed in 1976.
The business and other connections of the officers and directors of Essex are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-
12548.

     Frontier Capital Management Company, LLC.
("Frontier") serves as sub-adviser to the Frontier Growth
Fund and to the Frontier Small Company Value Fund.
AMG owns a majority interest in Frontier. Frontier is the successor firm to Frontier Capital Management Company,
Inc., which was formed in 1980. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-15724.

     First Quadrant, L.P. ("First Quadrant") serves as sub-adviser to the First Quadrant Tax-Managed Equity
Fund.  AMG owns a majority interest in First Quadrant.
First Quadrant is the successor firm to First Quadrant
Corporation, which was formed in 1988. a registered investment adviser, The business and other connections of the officers and directors of First Quadrant are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-51748.

     Rorer Asset Management, LLC ("Rorer") serves as sub-adviser to the Rorer Large-Cap Fund and to the Rorer Mid-Cap Fund. AMG owns a majority interest in Rorer. Rorer is the successor firm to Rorer Asset
Management Company, L.P., which was formed in 1978. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said
ADV Form is 801-56110.

ITEM 27.      PRINCIPAL UNDERWRITERS.

(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers
        Distributors, Inc. also acts as principal underwriter for The Managers Funds, The Managers Trust I and
        The Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

                                      POSITIONS AND
NAME AND PRINCIPAL                    OFFICES WITH     POSITIONS AND
BUSINESS ADDRESS                      UNDERWRITER      OFFICES WITH FUND
-------------------------------------------------------------------------

Nathaniel Dalton                         Director         None
c/o Affiliated Managers Group, Inc.
Two International Place, 23rd Floor
Boston, Massachusettts 02110

Daniel J. Shea                           Director         None
c/o Affiliated Managers Group, Inc.
Two International Place, 23rd Floor
Boston, Massachusettts 02110

John Kingston, III                       Director and     Secretary
c/o Affiliated Managers Group, Inc.      Secretary
Two International Place, 23rd Floor
Boston, Massachusettts 02110


Peter M. Lebovitz                        President        President
40 Richards Avenue
Norwalk, Connecticut 06854-2325

Donald S. Rumery                         Treasurer        Treasurer and
40 Richards Avenue                                        Principal
Norwalk, Connecticut 06854-2325                           Accounting Officer

Laura A. Pentimone                       Assistant        Assistant
40 Richards Avenue                       Secretary        Secretary
Norwalk, Connecticut 06854-2325


(c)           Not applicable.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS.

     The accounts and records of the Registrant are maintained at the offices of the Registrant at 40 Richards
Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, State Street Bank and Trust Company, 225
Franklin Street, Boston, Massachusetts  02106 and 1776
Heritage Drive, North Quincy, Massachusetts 01171 and at the offices of the Transfer Agent, Boston Financial Data
Services, Inc. 1776 Heritage Drive, North Quincy,
Massachusetts  01171.

ITEM 29.      MANAGEMENT SERVICES.

     There are no management-related service contracts other than the Investment Management Agreement relating to management services described in Parts A and B.

ITEM 30.      UNDERTAKINGS.

Not applicable.

EXHIBIT a.7
------------


               MANAGERS AMG FUNDS

      AMENDMENT NO. 6 TO MASTER TRUST AGREEMENT

        CERTFICATE AND INSTRUMENT OF AMENDMENT

     The undersigned, Secretary of Managers AMG Funds
(the "trust"), does hereby certify that pursuant to
Article VII, Section 7.3 of the Master Trust Agreement of the Trust dated June 18, 1999, the following resolutions were duly adopted at a Regular Meeting of the Board of Trustees of the Trust held on September
6, 2001 by a majority of the Trustees of the Trust.

RESOLVED:   That pursuant to Section 4.1 of the Master
            Trust Agreement(the "Master Trust
            Agreement") of the Trust there be and
            hereby is established two new series of
            shares of beneficial interest of the Trust to be designated as the "Rorer Mid-Cap
            Fund" and the "Rorer Large-Cap Fund" (each a "Fund" and collectively, the "Funds");
            and further

RESOLVED:   That the first paragraph of Section 4.2 of
            the Master Trust Agreement be, and it
            hereby is, amended and restated in its
            entirety as set forth below:

            "Section 4.2 Establishment and Designation of Sub-Trusts and Classes. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts and classes, the Trustees hereby establish and designate the following Sub-Trusts thereof: (i) Essex Aggressive Growth Fund,
            (ii) Frontier Growth Fund, (iii) First
            Quadrant Tax-Managed Equity Fund; (iv)
            Frontier Small Company Value Fund; (v)
            Rorer Mid-Cap Fund; and (vi) Rorer Large-
            Cap Fund, each of which shall have a
            single class of shares.  The Shares of
            such Sub-Trusts and any Shares of any
            further Sub-Trust or class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust or class at the time of establishing and designating the same) have the following relative rights and preferences:"

RESOLVED:   That the officers of the Trust be
            authorized and directed to prepare and
            file with the Secretary of State of The
            Commonwealth of Massachusetts and other
            applicable authorities an amendment to the Master Trust Agreement to reflect the establishment of each Fund, as described in the preceding resolutions.

     IN WITNESS WHEREOF, the undersigned hereunto set his hand this 7th day of September, 2001.


                        /s/John Kingston, III
                        JOHN KINGSTON, III
                        Secretary

EXHIBIT d.9
-----------


                LETTER AGREEMENT

              RORER LARGE-CAP FUND

         INVESTMENT MANAGEMENT AGREEMENT


_______, 2001

The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854
Attn:  Peter M. Lebovitz

Re:   Investment Management Agreement between The
      Managers Funds LLC and Managers AMG Funds, dated
      as of October 19, 1999
      ------------------------------------------------

Ladies and Gentlemen:

Pursuant to Paragraph 1(b) of the Investment
Management Agreement between The Managers Funds LLC
(the "Adviser") and Managers AMG Funds (the "Trust"), dated October 19, 1999, the Trust hereby advises you that it is creating a new series to be named Rorer
Large-Cap Fund (the "New Fund"), and that the Trust desires the Adviser to provide management and investment advisory services with respect to the New
Fund pursuant to the terms and conditions of the Investment Management Agreement. The investment advisory fees to be payable with respect to the New
Fund are reflected on the attached Schedule A.

Please acknowledge your agreement to provide such management and investment advisory services to the New
Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

Managers AMG Funds

By:	_______________________________
Name:
Title:

ACKNOWLEDGED AND ACCEPTED
The Managers Funds LLC

By:	_______________________________
Name:
Title:

                  SCHEDULE A
                  ----------

RORER LARGE-CAP FUND
--------------------

Advisory Fees pursuant to Section 2(a)
--------------------------------------

Managers AMG Funds (the "Trust") shall pay to The
Managers Funds LLC (the "Adviser") an annual gross investment advisory fee equal to 0.75% of the average daily net assets of the Rorer Large-Cap Fund (the
"Fund"); provided, however, that the Adviser agrees, for the period from _______ 2001 to _______ 2004, to waive its advisory fee and pay or reimburse the Trust for expenses of the Fund to the extent total expenses of the Fund would otherwise exceed 1.40% of the Fund's average daily net assets. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

In addition to the foregoing waiver, payment or reimbursement (if any), the Adviser may from time to time voluntarily waive all or a portion of the advisory fee payable with respect to the Fund and/or pay or reimburse the Trust for expenses of the Fund.
In addition to any amounts otherwise payable to the Adviser as an advisory fee for current services under the Investment Management Agreement, the Trust shall be obligated to pay the Adviser all amounts previously waived, paid or reimbursed by the Adviser with respect to the Fund, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed 1.40% of the average daily net assets of the Fund; and provided, further that no additional payments shall be made with respect to amounts waived, paid or reimbursed more than three (3) years prior to the date the Fund accrues a liability with respect to such additional payment.

Administration Fees Pursuant to Section 2(b)
--------------------------------------------

None.

EXHIBIT d.10
-------------


                 LETTER AGREEMENT

                RORER MID-CAP FUND

          INVESTMENT MANAGEMENT AGREEMENT


________, 2001

The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854
Attn:  Peter M. Lebovitz

Re:   Investment Management Agreement between The
      Managers Funds LLC and Managers AMG Funds, dated
      as of October 19, 1999
      ------------------------------------------------

Ladies and Gentlemen:

Pursuant to Paragraph 1(b) of the Investment
Management Agreement between The Managers Funds LLC
(the "Adviser") and Managers AMG Funds (the "Trust"), dated October 19, 1999, the Trust hereby advises you that it is creating a new series to be named Rorer
Mid-Cap Fund (the "New Fund"), and that the Trust desires the Adviser to provide management and investment advisory services with respect to the New
Fund pursuant to the terms and conditions of the Investment Management Agreement. The investment advisory fees to be payable with respect to the New
Fund are reflected on the attached Schedule A.

Please acknowledge your agreement to provide such management and investment advisory services to the New
Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

Managers AMG Funds

By:	_______________________________
	Name:
	Title:

ACKNOWLEDGED AND ACCEPTED
-------------------------

The Managers Funds LLC

By:	_______________________________
	Name:
	Title:

                     SCHEDULE A
                     ----------

RORER MID-CAP FUND
------------------

Advisory Fees pursuant to Section 2(a)
--------------------------------------

Managers AMG Funds (the "Trust") shall pay to The
Managers Funds LLC (the "Adviser") an annual gross investment advisory fee equal to 0.75% of the average daily net assets of the Rorer Mid-Cap Fund (the
"Fund"); provided, however, that the Adviser agrees, for the period from _______, 2001 to _______, 2004, to waive its advisory fee and pay or reimburse the Trust for expenses of the Fund to the extent total expenses of the Fund would otherwise exceed 1.40% of the Fund's average daily net assets. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

In addition to the foregoing waiver, payment or reimbursement (if any), the Adviser may from time to time voluntarily waive all or a portion of the advisory fee payable with respect to the Fund and/or pay or reimburse the Trust for expenses of the Fund.
In addition to any amounts otherwise payable to the Adviser as an advisory fee for current services under the Investment Management Agreement, the Trust shall be obligated to pay the Adviser all amounts previously waived, paid or reimbursed by the Adviser with respect to the Fund, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed 1.40% of the average daily net assets of the Fund; and provided, further that no additional payments shall be made with respect to amounts waived, paid or reimbursed more than three
(3) years prior to the date the Fund accrues a liability with respect to such additional payment.

Administration Fees Pursuant to Section 2(b)
--------------------------------------------

None.

EXHIBIT d.11
------------


               SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the ____ day of _______, 2001, between THE MANAGERS FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the "Adviser") and
RORER ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the state of [Delaware] and having its principal place of business at 1650 Market Street, Suite 5100, Philadelphia,
Pennsylvania (the "Sub-Adviser").

     WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended
(the "Advisers Act"); and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, MANAGERS AMG FUNDS, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust currently intends to offer shares in two additional series, the Rorer Mid-Cap
Fund and the Rorer Large-Cap Fund, such series together with all other series subsequently established by the Trust with respect to which the Sub-Adviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the ?Funds? and individually as a "Fund"; and

     WHEREAS, pursuant to an Investment Management
Agreement, dated as of October 19, 1999, between the Trust and the Adviser (the "Advisory Agreement"), as amended by a supplemental letter relating to each Fund dated as of __________, 2001, the Adviser is required to perform investment advisory services for the Funds.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1.   APPOINTMENT OF SUB-ADVISER.

          (a)  The Funds.  The Adviser hereby employs
     the Sub-Adviser to provide investment advisory services to the Rorer Mid-Cap Fund and the Rorer
     Large-Cap Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)	Additional Funds.  In the event that
     the Trust establishes one or more series of shares other than the Rorer Mid-Cap Fund and the Rorer Large-Cap Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Sub-Adviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

     2.   DUTIES OF ADVISER AND SUB-ADVISER.

(i)	Delivery of Documents.
      ---------------------
The Adviser has furnished the Sub-Adviser with true copies of each of the following:

          (a) The Trust's Master Trust Agreement,
     as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments and supplements thereto (such Master Trust
     Agreement, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the
     ("Declaration");

          (b) The Trust's By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the "By-Laws");

          (c) Resolutions of the Trust's Board of
     Trustees authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

          (d) The Trust's Notification of
     Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange
     Commission on August 6, 1999 and all amendments thereto;

          (e) The Trust's Registration Statement on
     Form N-1A under the Securities Act of 1933 as amended (the "1933 Act") and the 1940 Act (File
     Nos. 333-84639 and 811-9521) as filed with the Securities and Exchange

     Commission on August 6, 1999, and all amendments thereto (the "Registration Statement");

          (f) The most recent prospectus (such
     prospectus, as in effect from time to time and all amendments and supplements thereto are herein called the "Prospectus") of each Fund;

          (g) All resolutions of the Board of
     Trustees of the Trust pertaining to the
     objectives, investment policies and investment restrictions of each Fund; and

          (h) Copies of the executed Advisory
     Agreement between the Trust and the Adviser relating to each Fund.

     The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (e), (f), (g) and (h) to the extent such amendments or supplements relate to or affect the obligations of the Sub-
Adviser hereunder with respect to the Rorer Mid-Cap
Fund and the Rorer Large-Cap Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii)	The Sub-Adviser, at its own expense, shall
furnish the following services to the Trust:

          (a) Investment Program.
              ------------------
     The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Funds as set forth in the Trust's current
     Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for each Fund in compliance with that Fund's investment objective and policies as set forth in the Trust's current Registration
     Statement, (ii) provide research and analysis relative to the investment program and investments of each Fund, (iii) determine
     (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of each Fund. In accordance with paragraph 2(ii)(b), the Sub-
     Adviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for each Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Sub-Adviser will make its officers and employees available to meet with the Adviser's officers and directors on due notice at reasonable times to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions.

          In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

          (b) Portfolio Transactions.
              ----------------------
     In connection with the management of the investment and reinvestment of each Fund, the Sub-Adviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

          In executing portfolio transactions and
     selecting brokers or dealers, if any, the Sub-
     Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Sub-
     Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
     1934) provided to the Sub-Adviser with respect to the Rorer Mid-Cap Fund and the Rorer Large-
     Cap Fund and/or other accounts over which the Sub-Adviser exercises investment discretion.
     The Sub-Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

          The Sub-Adviser may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-
     Adviser may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Sub-Adviser also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

          On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

          The Sub-Adviser will advise the Funds'
     custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The
     Sub-Adviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Adviser giving proper instructions to the custodian, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

          The Sub-Adviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

          Notwithstanding the foregoing, the Sub-
     Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser.
     The Sub-Adviser shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of a Fund, unless and until the written approval of the Adviser to do so is obtained, but the Sub-Adviser shall not be liable to the Rorer Mid-Cap Fund and the Rorer
     Large-Cap Fund for so acting. In addition, the Sub-Adviser agrees that it shall not direct portfolio transactions for a Fund through any broker or dealer that is an "affiliated person" of the Sub-Adviser (as that term is defined in the Act or interpreted under applicable rules and regulations of the Securities and Exchange
     Commission) without the prior written approval of the Adviser and in no event shall the Sub-
     Adviser direct portfolio transactions on behalf of a Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The
     Adviser agrees that it will provide the Sub-
     Adviser with a list of brokers and dealers that are "affiliated persons" of the Funds.

          (c)  Reports.  The Sub-Adviser shall render
     to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Sub-Adviser set forth herein.

     3.   SUB-ADVISORY FEE.

     For the services to be provided by the Sub-
Adviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Sub-Adviser an annual fee with respect to each Fund as set forth on Schedule A to this Agreement.

     In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

     4.   EXPENSES.

     During the term of this Agreement, the Sub-
Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder.
The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any.
In addition to these expenses, the Trust shall pay all brokers? and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

     5.  COMPLIANCE WITH APPLICABLE REGULATIONS.

     In performing its duties hereunder, the Sub-
Adviser

         (i) shall establish compliance procedures
          (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;
          Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

          (ii) acknowledges that the Trust has
          adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and that the Sub-Adviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

          (iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940
          Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request all in accordance with Rule 31a-3 under the 1940 Act.

     6.  LIABILITY OF SUB-ADVISER; INDEMNIFICATION.

     Neither the Sub-Adviser nor the officers, directors, employees, agents, or legal representatives (collectively, "Related Persons") of the Sub-Adviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Sub-Adviser or its Related
Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Sub-Adviser's obligations and duties
(each of which is hereby referred to as a "Culpable
Act") under this Agreement.

     Neither the Sub-Adviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Sub-
Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Sub-Adviser or its Related
Persons.

     The Adviser shall indemnify the Sub-Adviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities
(collectively, "?Damages") arising directly or indirectly out of or in connection with the performance of services by the Sub-Adviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

     The Sub-Adviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Sub-Adviser or any of its Related Persons.

     7.   REPRESENTATIONS AND WARRANTIES.

          (a) Adviser.
              -------
The Adviser represents and warrants to the Sub-
Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

          (b) Sub-Adviser.
              -----------
The Sub-Adviser represents and warrants to the Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents;
(ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise;
and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-
Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors? rights generally and to general equitable principles
(regardless of whether enforcement is sought in a proceeding in equity or law).

     8.   DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) Duration.
              --------
This Agreement shall become effective with respect to the Rorer Mid-Cap Fund and the Rorer Large-Cap Fund on the date hereof and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-Adviser in accordance with Paragraph 1(b) hereof that the Sub-Adviser is willing to serve as Sub-Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Rorer Mid-Cap Fund and the Rorer Large-Cap Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) Amendment.
              ---------
This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

          (c) Termination.
              -----------
This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Sub-Adviser, in each case on sixty (60) days' prior written notice to the other party. Upon the effective date of termination of this Agreement, the Sub-Adviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor sub-adviser, or (ii) to the Adviser.

          (d) Automatic Termination.
              ---------------------
This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

          (e) Approval, Amendment or Termination
              by Individual Fund.
              ----------------------------------
Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940
Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

     9.   SERVICES NOT EXCLUSIVE.

     The services of the Sub-Adviser to the Adviser in connection with any Funds hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Sub-
Adviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Sub-
Adviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  RESERVATION OF NAME.

          (a) The parties hereby acknowledge that
Rorer Asset Management, LLC has reserved the right to grant the nonexclusive use of the name "Rorer" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Rorer." The name "Rorer" will continue to be used by the Trust so long as such use is mutually agreeable to Rorer Asset Management, LLC and the Trust. The Adviser and the Trust acknowledge that the Trust shall cease using the name ?Rorer? as a part of the Rorer Mid-Cap Fund and the Rorer Large-
Cap Fund name and that the Adviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Sub-
Adviser does not expressly consent in writing to such use of the name "Rorer." Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Sub-Adviser, shall be the property of the Sub-
Adviser and shall be subject to the same terms and conditions.

          (b) The parties hereby acknowledge that
The Managers Funds LLC has reserved the right to grant the nonexclusive use of the name "Managers" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Managers." The name "Managers" will continue to be used by the Trust so long as such use is mutually agreeable to The Managers Funds LLC and the Trust. Rorer and the Trust acknowledge that the Trust shall cease using the name "Managers" as a part of the Trust's name and that Rorer, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name "Managers." Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

     11.  MISCELLANEOUS.

          (a) Notices.
              -------
All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

          The Adviser:     The Managers Funds LLC
                           40 Richards Avenue
                           Norwalk, Connecticut  06854
                           Facsimile No.: 203-857-5316
                           Attention:  Peter Lebovitz

          Sub-Adviser:     Rorer Asset Management LLC
                           1650 Market Street, Suite 5100
                           Philadelphia, Pennsylvania  19103
                           Facsimile No.: ________________
                           Attention: ____________________

          (b) Severability.
              ------------
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

          (c) Applicable Law.
              --------------
This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

          (d) Counterparties.
              --------------
This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) Entire Agreement.
              ----------------
This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the Investment Company Act of 1940, as amended, when applicable.

     IN WITNESS WHEREOF, the Adviser and the Sub-
Adviser have caused this Agreement to be executed as of the date first set forth above.


                              THE MANAGERS FUNDS LLC


                              By:
                              Name:
                              Title:

                              RORER ASSET MANAGEMENT, LLC


                              By:
                              Name:
                              Title:

     Acknowledged and agreed to as of the date first set forth above with respect to the Trust's obligations under Paragraph 10 of this Agreement.


                              MANAGERS AMG FUNDS


                              By:
                              Name:
                              Title:

                    SCHEDULE A
                    ----------

Rorer Mid-Cap Fund
------------------

     The Adviser shall pay to the Sub-Adviser an annual gross investment sub-advisory fee equal to 0.75% of the average daily net assets of the Rorer
Mid-Cap Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

     The Sub-Adviser may voluntarily waive all or a portion of the sub-advisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Sub-Adviser has voluntarily waived all or a portion of the sub-advisory fee hereunder, if requested by the Sub-Adviser, the Adviser will waive an equal amount (or such lesser amount as the Sub-Adviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Rorer Mid-Cap Fund under the Advisory
Agreement.

     The Sub-Adviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Rorer Mid-Cap Fund, if requested by the Adviser, the Sub-Adviser will waive a pro rata share (or such lesser share as the Adviser may request) of the sub-advisory fee payable hereunder with respect to the Rorer Mid-Cap Fund, such that the amount waived by the Sub-Adviser shall bear the same ratio to the total amount of the sub-advisory fees payable hereunder with respect to the Rorer Mid-Cap Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Rorer Mid-Cap Fund.

     The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Rorer Mid-Cap Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously waived by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Sub-Adviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Sub-Adviser bears to the total amount of the fees previously waived by the Adviser under the Advisory
Agreement with respect to the Rorer Mid-Cap Fund.


     The Sub-Adviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Rorer Mid-Cap Fund, if requested by the Adviser, the Sub-Adviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Rorer Mid-Cap Fund (or such lesser amount as the Adviser may request). The
Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Rorer Mid-Cap Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously paid or reimbursed by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

                 SCHEDULE A
                 ----------

Rorer Large-Cap Fund
--------------------

     The Adviser shall pay to the Sub-Adviser an annual gross investment sub-advisory fee equal to 0.75% of the average daily net assets of the Rorer
Large-Cap Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

     The Sub-Adviser may voluntarily waive all or a portion of the sub-advisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Sub-Adviser has voluntarily waived all or a portion of the sub-advisory fee hereunder, if requested by the Sub-Adviser, the Adviser will waive an equal amount (or such lesser amount as the Sub-Adviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Rorer Large-Cap Fund under the Advisory Agreement.

     The Sub-Adviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Rorer Large-Cap Fund, if requested by the Adviser, the Sub-Adviser will waive a pro rata share (or such lesser share as the Adviser may request) of the sub-advisory fee payable hereunder with respect to the Rorer Large-Cap Fund, such that the amount waived by the Sub-Adviser shall bear the same ratio to the total amount of the sub-advisory fees payable hereunder with respect to the Rorer Large-Cap Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Rorer Large-Cap Fund.

     The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Rorer Large-Cap Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously waived by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory
Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Sub-Adviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Sub-
Adviser bears to the total amount of the fees previously waived by the Adviser under the Advisory
Agreement with respect to the Rorer
Large-Cap Fund.

The Sub-Adviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Rorer Large-Cap Fund, if requested by the Adviser, the Sub-Adviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Rorer Large-Cap Fund (or such lesser amount as the Adviser may request). The
Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Rorer Large-Cap Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously paid or reimbursed by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

EXHIBIT e.4
-----------

               LETTER AGREEMENT

   RORER MID-CAP FUND AND RORER LARGE-CAP FUND

           DISTRIBUTION AGREEMENT

_______ 2001

Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854
Attn:  Peter M. Lebovitz

Re:  Distribution Agreement between Managers
     Distributors, Inc. and Managers AMG Funds, dated
     as of April 1, 2001
     ------------------------------------------------

Ladies and Gentlemen:

Managers AMG Funds (the "Trust") hereby advises you that it is creating two new series to be named Rorer
Mid-Cap Fund and Rorer Large-Cap Fund (the "New
Funds"), and that the Trust desires Managers
Distributors, Inc. ("MDI") to provide distribution services with respect to the New Funds pursuant to the terms and conditions of the Distribution Agreement between the Trust and MDI dated April 1, 2001.
Accordingly, Schedule A to the Distribution Agreement is hereby amended as set forth on the following page.

Please acknowledge your agreement to provide the services contemplated by the Distribution Agreement with respect to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

Managers AMG Funds

By:	_______________________________
	Name:
	Title:

ACKNOWLEDGED AND ACCEPTED
-------------------------

Managers Distributors, Inc.

By:	_______________________________
	Name:
	Title:

                  SCHEDULE A
                  ----------

	The Distributor shall be entitled to receive, in addition to any sales charges described in the then current Prospectus(es) and Statement(s) of Additional
Information of the Trust, an amount equal to the percentage specified below of the average daily value of net assets represented by shares of the following series of the Trust:

                                           PERCENTAGE OF AVERAGE
             FUND NAME                   DAILY VALUE OF NET ASSETS
             ---------                   -------------------------

     1. Frontier Growth Fund                   0.25%
     2. Frontier Small Company Value Fund      0.25%
     3. Rorer Mid-Cap Fund                     0.35%
     4. Rorer Large-Cap Fund                   0.35%


EXHIBIT i.6
-----------

      [GOODWIN PROCTER LLP LETTERHEAD]


October 5, 2001



Managers AMG Funds
40 Richards Avenue
Norwalk, Connecticut 06854

Ladies and Gentlemen:

As counsel to Managers AMG Funds (the "Trust"), we have been asked to render our opinion in connection with the issuance by the Trust of an unlimited number of shares, $.001 par value per share (the "Shares"), of the Trust representing interests in the Rorer Large-Cap Fund and Rorer
Mid-Cap Fund, two portfolio series of the Trust, as more fully described in the prospectus and statement of additional information contained in Post-
Effective Amendment No. 10 (the
"Amendment") to the Registration Statement on Form N-
1A (Registration No. 333-84639) of the
Trust.

We have examined the Master Trust Agreement of the Trust dated June 18, 1999, as amended to date, the By-Laws of the Trust, certain resolutions adopted by the Board of Trustees of the Trust, the prospectus and statement of additional information which form a part of the Amendment and such other documents as we deemed necessary for purposes of this opinion.

Based upon the foregoing, we are of the opinion that the Shares, when sold in accordance with the terms of the prospectus and statement of additional information relating to the Shares, as in effect at the time of the sale, will be legally issued, fully-paid and non-assessable by the Trust.

We also hereby consent to the reference to this firm in the prospectus and statement of additional information which form a part of the Amendment and to a copy of this opinion being filed as an exhibit to the Amendment.

Very truly yours,

GOODWIN PROCTER LLP

EXHIBIT m.2
-----------


               MANAGERS AMG FUNDS

                   ADDENDUM TO
           PLAN OF DISTRIBUTION ADOPTED
     PURSUANT TO RULE 12b-1 ("RULE 12b-1 PLAN")

     With respect to the shares of the Rorer Large-Cap
Fund and the Rorer Mid-Cap Fund, the maximum expenditures to be made pursuant to the Rule 12b-1
Plan shall be at an annual rate of 0.25% of the average daily net assets represented by the shares of each such Fund.


Dated: _______, 2001

EXHIBIT P.6
---------


                  CODE OF ETHICS

             RORER ASSET MANAGEMENT, LLC
    (POLICY FOR PERSONAL SECURITIES TRANSACTIONS)

A.  STATEMENT OF FIDUCIARY OBLIGATIONS

The U.S. Supreme Court has held that Section 206 of the
Investment Advisers Act imposes a fiduciary duty on investment advisers by operation of law. In the broadest sense, this requires Rorer Asset Management, LLC ("Rorer") to always act in a manner reasonably believed to be in the best interests of their clients.
Rorer's fiduciary obligations encompass a duty to be loyal to its clients. Rorer must never put its own interests ahead of the interests of its clients.

SECTION 206 OF THE INVESTMENT ADVISERS ACT
Section 206 of the Advisers Act (the statute's general anti-fraud provision) prohibits an investment adviser from:

* Employing any device, scheme or artifice to defraud any client or prospective client;

* Engaging in a transaction, practice, or course of business that operates as a fraud or deceit upon any client or prospective client; or

* Engaging in any act, practice, or course of business that is fraudulent, deceptive, or manipulative.

Section 206 has been interpreted broadly by the SEC in order to attack a wide range of abusive practices by investment advisers, including trading based on inside information. Section 206 is also the regulatory authority for the adoption of restrictions governing personal trading.

SECTION 204A OF THE INVESTMENT ADVISERS ACT
Section 204A of the Advisers Act is designed to prevent misuse of inside information by advisers, their employees, or affiliates through insider trading or otherwise. Section 204A requires an investment adviser to adopt policies and procedures to preserve the confidentiality of information and reduce the possibilities for insider trading. Specifically,
Section 204A requires an investment adviser to "establish, maintain and enforce written policies and procedures reasonably designed" to prevent the misuse of material, non-public information by the adviser or anyone associated with the adviser. Also, Rule 204-2
(a)(12) of the Advisers Act provides specific instructions to record and report employee transactions and retain them on file.

RULE 17j-1 OF THE INVESTMENT COMPANY ACT
Rule 17j-1 of the Investment Company Act requires that all investment companies and their investment advisers and certain principal underwriters adopt code of ethics and procedures designed to detect and prevent inappropriate personal investing. In August 1999, amendments were adopted to the rule that are designed to (1) increase the oversight role of a fund's board of directors; (2) require that access persons provide information concerning their personal securities holdings; and (3) improve disclosure to investors concerning policies on personal investment activities.

It is the policy of Rorer to strictly follow the guidelines outlined in Section 206, Section 204A and Rule 204-2 (a)(12) of the Investment Advisers Act, and
Rule 17j-1 of the Investment Company Act.  This Code of
Ethics is based on Rorer's fiduciary responsibilities to always put client interests first.

     THIS CODE OF ETHICS APPLIES TO SECURITIES
     TRADING AND INFORMATION HANDLED BY:
     -----------------------------------------

*    Owners of Rorer (with the exception of
     Affiliated Managers Group, Inc.),

* All employees of Rorer (including spouses, children and adult members of their households).

ALL RORER EMPLOYEES ARE DEEMED "ACCESS PERSONS" AS
DEFINED IN RULE 17j-1 OF THE INVESTMENT COMPANY ACT.

B.  MATERIAL NON-PUBLIC INFORMATION
    -------------------------------

It is the policy of Rorer to forbid any of its owners, or employees, while in possession of material, non-public information, from trading securities or recommending transactions, either personally or in its proprietary accounts or on behalf of others (including private accounts), or communicating material, non-public information to others in violation of the federal securities laws.

Information is defined as "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, this is information whose disclosure will have a substantial effect on the price of a company's securities.

Material information can relate to a company's results and operations, including, for example, dividend changes, earnings results, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidity problems, and extraordinary management developments.

Material information may also relate to the market for a company's securities. Information about significant trades to be effected for Rorer's client accounts may in some contexts be deemed as material inside information.
This knowledge can be used to take advantage of price movements in the market that may be caused by Rorer buying or selling specific securities and should therefore be included in the firm's policies and procedures.

Any employee, who comes into possession of material, non-public information should immediately contact Aaron
De Angelis, Director of Compliance, and Maria Cancelosi,
Assistant Director of Compliance, and refrain from disclosing the information to anyone else, unless specifically advised to the contrary. The Compliance
Department will review the information and consult with outside counsel if necessary to determine whether the information is material and non-public. The following measures will be taken if deemed necessary:

*    Place the company on a "Watch List" and
     restrict the flow of the non-public
     information to allow portfolio managers, analysts and traders, who do not come into possession of the information, to continue their ordinary investment activities.

* Place the company on a "Restricted List" in order to PROHIBIT TRADING in any security of the company, except non-solicited trades after specific approval by Aaron D. De Angelis.

Finally, this Policy Statement provides that the "Watch and Restricted Lists" are HIGHLY CONFIDENTIAL. The
"Watch List" is not to be disseminated to anyone outside of the Compliance Department. The "Restricted List" is to be disseminated only to certain individuals within the firm whom the Compliance Department deems appropriate.

INFORMATION IS "PUBLIC" WHEN IT HAS BEEN
DISSEMINATED BROADLY TO INVESTORS IN THE MARKETPLACE.
TANGIBLE EVIDENCE OF SUCH DISSEMINATION IS THE BEST
INDICATION THAT THE INFORMATION IS PUBLIC.
--------------------------------------------------------

C.  PENALTIES
    ---------

Trading securities while in possession of material nonpublic information or improperly communicating that information to others may expose you to stringent penalties. Criminal sanctions may include a fine up to $1,000,000 and/or ten years imprisonment. Regardless of whether a government inquiry occurs, Rorer views any violation of this Policy Statement seriously. Such violations may constitute grounds for dismissal.


D.  RECORDKEEPING
    -------------

1. Initial Holdings Report
   Rule 17j-1(c)(4)(1)(i) of the Investment Company Act requires all new employees to disclose their personal securities holdings upon commencement of employment
   (including holdings of accounts where employee has a direct or indirect beneficial ownership). Initial holdings reports must identify the title, number of shares, and principal amount with respect to each security holding. In addition, the name of any broker, dealer or bank with whom the account is maintained, and the date the reported is submitted must also be indicated on the report. These transactions must be recorded NO LATER THAN 7
   CALENDAR DAYS of commencement of employment. In addition, new employees must file an Acknowledgment stating that he or she has read and understands the provisions of the Code. (SAMPLE OF REPORT IS
   ATTACHED.)

2. QUARTERLY PERSONAL TRANSACTIONS REPORT
   Rule 204-2(a)(12) of the Investment Advisers Act and
   Rule 17j-1(c)(4)(1)(ii) of the Investment Company Act requires every investment adviser or fund to keep a record of every transaction in a security traded by the investment adviser or any advisory representative of the investment adviser. This record should state the following:

   1.  the title and amount of the security involved;
   2. the date and nature of the transaction (i.e., purchase, sale or other acquisition or disposition);
   3.  the price at which it was effected; and
   4. the name of the broker, dealer or bank with or through whom the transaction was effected.

   These transactions must be recorded NO LATER THAN 7
   CALENDAR DAYS after the end of the quarter in which they were affected. Each personal transaction report must set forth every transaction that occurs for your own account, for any account in which you have direct or indirect beneficial ownership, and for any account that you have direct or indirect influence or control over.

     * For stocks, options, closed end funds and bonds, the reports should show sales, purchases, rounding out of fractional shares, exercise of conversion rights, exercise of sale of subscription rights. TRANSACTIONS THAT ARE
       EXEMPT FROM THIS REPORTING REQUIREMENT INCLUDE:
       direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, repurchase agreements, shares of open-end mutual funds, variable annuities and unit investment trusts.


3. ANNUAL HOLDINGS REPORT
   Rule 17j-1(c)(4)(1)(iii) of the Investment Company
   Act requires all employees to submit an annual holdings report reflecting holdings as of a date NO
   MORE THAN 30 CALENDAR DAYS before the report is submitted (including holdings of accounts where employee has a direct or indirect beneficial ownership). Annual holdings reports must identify the title, number of shares and principal amount with respect to each security held. In addition, the name of any broker, dealer or bank with whom the account is maintained, and the date the reported is submitted must also be indicated on the report. Employees who provide monthly brokerage statements directly from their broker/dealers are deemed to have automatically complied with this requirement.


E. GENERAL TRADING RESTRICTIONS

The following restrictions apply to all Rorer employees:

1(a).	Provide the Compliance Department with a list of
      all personal securities holdings, which you or your immediate family members hold. This list must be provided to the Compliance Department
      WITHIN 7 CALENDAR DAYS OF THE START OF YOUR
      EMPLOYMENT, AND SUBSEQUENTLY ON AN ANNUAL BASIS.

1(b).	Provide the Compliance Department with copies of
      your quarterly brokerage statements for ALL brokerage accounts maintained by you and your IMMEDIATE FAMILY.

      You must inform the Compliance Department of any new brokerage account(s) that you or your immediate family opens during a calendar quarter.
      All quarterly transactions reports and
      initial/annual holdings reports will be reviewed by the Compliance Department according to procedures established by the Compliance Department.

      NOTE: For purposes of our procedures, "immediate family" includes your spouse, dependent relatives, trustee and custodial accounts, or any other account in which the employee has a financial interest or over which the employee has investment discretion. The term family member also includes any unrelated individual whose investments are controlled by you or to whose financial support you materially contribute.

2.    All employees may NOT PURCHASE any INITIAL PUBLIC
      OFFERING (IPO) or PRIVATE PLACEMENTS.

3.    ALL EMPLOYEES MAY NOT PURCHASE ANY SECURITY THAT
      IS PART OF THE PURCHASE PROGRAM 7 CALENDAR DAYS
      BEFORE THE INITIATION OF THE PURCHASE PROGRAM.
      For example, if the Purchase Program trades a security on day 0, day 8 is the first day the employee may purchase the security for his or her own account. "PURCHASE PROGRAM" refers to an "across all client accounts" purchase of a security; it does not refer to the investing of a new account into securities held by our clients, or the occasional rebalancing of a client account.

      ALL EMPLOYEES MAY NOT PURCHASE ANY SECURITY THAT
      IS PART OF THE SALE PROGRAM, WHICH WAS HELD IN
      THE RORER MODEL PORTFOLIO UNTIL 7 CALENDAR DAYS
      FOLLOWING THE SALE PROGRAM COMPLETION. For example, if the Sale Program trades a security on day 0, day 8 is the first day the employee may purchase the security for his or her own account.
      "SALE PROGRAM" refers to an "across all client accounts" sale of a security; it does not refer to the sale of existing securities in a new client's account, or the occasional rebalancing of an account.

      In the case of an account rebalancing or the investing of a new account, an employee may not purchase any Model security until it has been purchased for the client's account. In addition, an Equity Trader is also required to sign the approval form attesting that they have completed all client orders.

3(a). If an employee PURCHASES a security, and WITHIN 7
      CALENDAR DAYS of the employee's transaction Rorer decides to purchase that same security and initiate a Purchase Program, the employee must sell the security and disgorge any profits earned to a charity.

3(b) All employees may NOT SELL any security held in the Rorer Model Portfolio until ONE CALENDAR DAY following a Sale Program completion. For example, if the Model Portfolio trades a security on day 0, day 2 is the first day the employee may trade the security for his or her own account.

4.    Before executing any Equity trade for a personal
      account as defined by this Policy, WRITTEN
      APPROVAL must be obtained from either Edward C.
      Rorer, Chief Investment Officer or Clifford B.
      Storms, Jr., Director of Research, or one of the
      Senior Equity Analysts: Suzanne M. Hannigan,
      Robert D. Leininger and Lary Aasheim. THIS
      PRECLEARANCE AUTHORIZATION IS VALID ONLY ON THE
      DATE OF APPROVAL.   (SAMPLE OF FORM IS ATTACHED.)

5.	Before executing any Fixed Income trade for a
      personal account as defined by this Policy, WRITTEN APPROVAL must be obtained from either
      Dianne P. Anthony, Director of Fixed Income or
      James C. Spencer, Vice President, Fixed Income
      Portfolio Manager. This preclearance
      authorization is valid only on the date of approval. (SAMPLE OF FORM IS ATTACHED.)

      On a case-by-case basis, if an employee makes a request, due to special circumstances, to sell his or her holdings in a position that is still held by the firm, approval by Edward C. Rorer or Clifford B. Storms IS REQUIRED.

      If a Related Account (Owner Account, Employee
      Account or a Family Member Account) is
      discretionary or non-discretionary and a fee-paying account, this account shall be treated as such and included in Firm-wide Purchase Program or Sell Programs. Pre approval/authorization is not necessary, nor should execution be delayed.


F.  CONFLICTS OF INTEREST AVOIDANCE
    -------------------------------

1. Apart from the specific rules stated above, all purchases and sales should be arranged in a manner as to avoid not only actual improprieties but even the appearance of impropriety, and avoid any conflict with clients in order to implement the intent of this policy.

2.    GIFTS AND GRATUITIES.
      --------------------
      In no event should any employee accept any gift of more than de minimus value from any person or entity that does business with or on behalf of the Firm. For purposes of this Code, "de minimus" shall be considered to be the annual receipt of gifts from the same source valued at $250.00 or less per individual recipient, when the gifts are in relation to the Firm's business. The purpose of this gratuity restriction is to allow only proper and customary business gifts and gratuities.

      Gifts and Gratuities considered
      PERMISSIBLE include the following:
      ---------------------------------

*     Occasional meals, social gatherings or
      meetings conducted for business purposes;

*     tickets to sporting events; or

* gifts that are promotional in nature such as pens, umbrellas, shirts and the like which are inscribed with the giver's name or brand.

      Gifts and Gratuities that could be considered
      NOT PERMISSIBLE are those that may give the appearance of impropriety or a quid pro quo.
      For example, gifts or gratuities received from brokers to whom the Firm sends discretionary brokerage include, but are not limited to:

* Transportation expenditures, such as airfare or rental car, when the cost of such expenditures can be calculated and reimbursed;

* Hotel or other lodging accommodation expenditures, when the cost of such expenditures can be calculated and reimbursed; or

* Tickets to major sporting events where the value of the tickets EXCEEDS THE DE MINIMUS VALUE NOTED ABOVE
      (e.g. Super Bowl tickets, Masters' final round tickets, etc.).

3.  Rorer Investment Decision-Making Personnel (i.e.,
    Investment Committee, Portfolio Managers,
    Research Analysts) may not serve on the boards of directors of publicly traded companies unless the Management Committee determines that the service would not conflict with the interests of Rorer's clients. If the service is authorized, the employee must be completely isolated from Rorer's investment decision-making process with respect to that company (i.e., "Chinese Wall"). Employees must obtain authorization from the Management
    Committee and the Compliance Department if asked to serve as a board member of a public company.



G.  ANNUAL REVIEW BY MANAGEMENT COMMITTEE
    -------------------------------------

At least annually, the Director of Compliance shall report to Edward C. Rorer and Clifford B. Storms regarding the following:

1. All existing procedures concerning all employee personal trading activities and any procedural changes made during the past year;

2.  Any recommended changes to Rorer's policy or procedures;
    and

3. A summary of all violations of the Code of Ethics and any sanctions imposed that occurred during the past year which required corrective action to be taken.

In addition, a report shall be compiled to be reviewed by the Management Committee outlining all violations of the Code of Ethics and any sanctions imposed that required corrective action to be taken.

H.  SANCTIONS FOR PERSONAL TRADING VIOLATIONS

If the Compliance Department determines that a violation of this policy has occurred, he shall so advise Edward
C. Rorer or Clifford B. Storms, Jr.  Depending on the
SEVERITY of the violation, they may impose such sanctions, as they deem appropriate, including, issuing a verbal warning, issuing a written warning, having the violator employee sell the security in question and disgorge all profits to a charity, censure, suspension or recommendation to the Management Committee that the employee be terminated. In addition, if it is not too late, Rorer will require that the prohibited trade be broken.

I.  NOTIFY THE COMPLIANCE DEPARTMENT
    --------------------------------

You must notify the Compliance Department (Aaron
DeAngelis or Maria Cancelosi) immediately if you become aware that Rorer or any of its employees have violated any securities law or regulation, this policy statement or other policies or procedures since Rorer may be required to take action or notify the appropriate regulatory authorities.

J.  ANNUAL CERTFICATION OF COMPLIANCE
    ---------------------------------

All employees must certify annually to the Compliance
Department that (1) they have read and understand and agree to abide by this Code of Ethics; (2) they have complied with all requirements of the Code of Ethics, except as otherwise notified by the Compliance
Department that they have not complied with certain of such requirements; and (3) they have reported all transactions required to be reported under the Code of Ethics.


(POLICY REVISED JULY 31, 2001)

            RORER ASSET MANAGEMENT, LLC

         ANNUAL CERTIFICATION OF COMPLIANCE





ACKNOWLEDGMENT
--------------


I HAVE READ AND UNDERSTAND AND AGREE TO ABIDE BY
RORER'S CODE OF ETHICS.  I CERTIFY THAT I HAVE,
TO DATE, COMPLIED AND WILL CONTINUE TO COMPLY
WITH ALL REQUIREMENTS OF RORER'S CODE OF ETHICS
(EXCEPT AS OTHERWISE NOTED BY THE COMPLIANCE
DEPARTMENT THAT I HAVE NOT COMPLIED WITH CERTAIN
OF SUCH REQUIREMENTS).  I HAVE, TO DATE, REPORTED
ALL TRANSACTIONS REQUIRED TO BE REPORTED UNDER
THE CODE.  FURTHERMORE, I UNDERSTAND THAT ANY
VIOLATION OF THE CODE OF ETHICS MAY LEAD TO
SERIOUS SANCTIONS, INCLUDING DISMISSAL FROM THE
FIRM.



_________		            __________________________
Signature		Date




_______________________________________
Name

           RORER ASSET MANAGEMENT, LLC

             INITIAL HOLDINGS REPORT


HIRE DATE:  _____________



ACKNOWLEDGMENT
--------------


     I HAVE READ AND UNDERSTAND AND AGREE TO ABIDE BY
     RORER'S CODE OF ETHICS.  I CERTIFY THAT I HAVE
     REPORTED ALL BROKERAGE ACCOUNTS AND TRANSACTIONS
     REQUIRED TO BE REPORTED UNDER THE CODE.
     FURTHERMORE, I UNDERSTAND THAT ANY VIOLATION OF
     THE CODE OF ETHICS MAY LEAD TO SERIOUS SANCTIONS,
     INCLUDING DISMISSAL FROM THE FIRM.



(PLEASE CHECK THE APPROPRIATE BOX)

*    YES, AT THE START OF MY EMPLOYMENT, I OWN
     REPORTABLE SECURITIES (STOCKS, CLOSED END FUNDS,
     UNIT INVESTMENT TRUSTS AND OPTIONS).  I HAVE
     ENCLOSED THE MOST RECENT QUARTER END STATEMENT.

*    NO, AT THE START OF MY EMPLOYMENT, I DO NOT OWN
     ANY REPORTABLE SECURITIES (STOCKS, CLOSED END
     FUNDS, UNIT INVESTMENT TRUSTS AND OPTIONS).



____________________________	  __________________________
SIGNATURE		              DATE



____________________________________
NAME

                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 5th day of October, 2001.

                                  MANAGERS AMG FUNDS
                                  BY:  /s/John Kingston, III
                                       ---------------------
                                       John Kingston, III
                                       Secretary


Signature                              Title                        Date
---------                              -----                        ----
/s/Jack W. Aber*                       Trustee                   October 5, 2001
JACK W. ABER

/s/William E. Chapman, II*             Trustee                   October 5, 2001
WILLIAM E. CHAPMAN

/s/Sean M. Healey*                     Trustee                   October 5, 2001
SEAN M. HEALEY

/s/Edward J. Kaier*                    Trustee                   October 5, 2001
EDWARD J. KAIER

/s/Eric Rakowski*                      Trustee                   October 5, 2001
ERIC RAKOWSKI

/s/Peter M. Lebovitz           President and Principal           October 5, 2001
PETER M. LEBOVITZ                  Executive Officer

/s/Donald S. Rumery            Treasurer, Principal Financial    October 5, 2001
DONALD S. RUMERY        Officer and Principal Accounting Officer


/s/John Kingston, III
----------------------
*By John Kingston, III pursuant to Power of Attorney filed herewith

